Commitments and Contingencies	6 Months Ended
Jun. 30, 2025
Commitments and Contingencies [Abstract]
Commitments and Contingencies
10.	Commitments and Contingencies:

Contingencies
Legal proceedings are a common aspect of the shipping industry and may arise from regulatory matters, contract disputes, or other operational issues. These may include claims related to charter agreements, insurance matters, or regulatory compliance. In March 2024, a shareholder filed a lawsuit in the High Court of the Republic of the Marshall Islands against the Company and its board, alleging fiduciary duty violations concerning the Series B Preferred Shares issued in December 2021. The plaintiff sought, among other things, to cancel the Series B Preferred Shares and claim unspecified damages. In October 2024, the High Court dismissed the lawsuit in full. In November 2024 the plaintiff filed a notice of appeal before the High Court and in February 2025 the record of the case was filled with the Supreme Court of the Republic of the Marshall Islands. Briefing on the appeal was concluded on 26 May 2025 and the oral hearing is scheduled for November 2025. While the outcome cannot be predicted with certainty, the Company believes it has substantial defenses and intends to vigorously defend against the appeal.
The Company accrues for the cost of environmental liabilities when management becomes aware that a liability is probable and is able to reasonably estimate the probable exposure. Currently, management is not aware of any such claims or contingent liabilities that should be disclosed, or for which a provision should be established in the accompanying consolidated financial statements. The Company is covered for liabilities associated with the individual vessels’ actions to the maximum limits as provided by Protection and Indemnity (P&I) Clubs, members of the International Group of P&I Clubs.

Commitments

The Company operates certain of its vessels under lease agreements. Time charters typically may provide for charterers’ options to extend the lease terms and termination clauses. The Company’s time charters range from 11 to 60 months. In addition, the time charters contain termination clauses which protect either the Company or the charterers from material adverse events. Variable lease payments in the Company’s time charters vary based on changes on freight market index. The Company has the option to convert some of these variable lease payments to fixed based on the prevailing Capesize forward freight agreement rates.
The following table sets forth the Company’s future minimum contractual charter revenue based on vessels committed to non-cancelable time charter contracts as at June 30, 2025. For index-linked time charter contracts the calculation was made using the initial charter rates   (these amounts do not include any assumed off-hire).

Twelve month periods ending June 30,	Amount
2026	113,283
2027	16,689
Total	129,972

The office rent expense for the periods ended June 30, 2025 and 2024 was $84 and $82, respectively.

The following table sets forth the Company’s undiscounted office rental obligations as at June 30, 2025:

Twelve month periods ending June 30,	Amount
2026	141
2027	141
2028	105
Total	387
Less: imputed interest	(122)
Present value of lease liabilities	265

Operating lease liability, current	102
Operating lease liability, non-current	163
Present value of lease liabilities	265